UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

Bespoke Extracts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2590 Walnut St.

Denver, CO 80205

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 27, 2022, Liggett & Webb, P.A. (“Liggett & Webb”) resigned as the independent registered public accounting firm of Bespoke Extracts, Inc. (the “Company”). The reports of Liggett & Webb on the Company’s financial statements for the years ended August 31, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

During the years ended August 31, 2021 and August 31, 2020, and in the subsequent period through October 27, 2022, the Company has not had any disagreements with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Liggett & Webb’s satisfaction, would have caused Liggett & Webb to make reference thereto in its report on the Company’s financial statements for such periods.

During the years ended August 31, 2021 and August 31, 2020, and in the subsequent period through October 27, 2022 there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett & Webb with a copy of this disclosure set forth under this Item 4.01 and requested that Liggett & Webb furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Liggett & Webb is attached hereto as Exhibit 16.1.

On October 27, 2022, the Company engaged Assurance Dimensions as the Company’s independent registered public accounting firm. The decision to engage Assurance Dimensions as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

During the two most recent fiscal years and in the subsequent interim period through October 27, 2022, the Company has not consulted with Assurance Dimensions with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from Liggett & Webb, P.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Extracts, Inc.

Date: November 7, 2022	By:	/s/ Michael Feinsod
Michael Feinsod Chief Executive Officer